Business developments - Share transactions (Details 2) - CHF (SFr) SFr in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Subsidiary, Sale of Stock [Line Items]
Sale of Stock, Description of Transaction	York Capital Management In November 2010, Credit Suisse's Asset Management business acquired a significant noncontrolling economic interest in York Capital Management (York), a leading global event-driven hedge fund manager, from York's owners. The transaction provided for earn-out payments based on the five-year financial performance by York and has been covered by the issuance of 27 million new shares of Credit Suisse Group AG (approximately 1% of the issued share capital) out of Credit Suisse Group's authorized share capital in accordance with its articles of association on June 27, 2016.
Issuances of common shares	SFr 725	SFr 6,035	SFr 297